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                                                                    Exhibit 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned certifies that the Quarterly Report on Form 10-Q of VERITAS Software Corporation for the six months ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that information contained in such quarterly report fairly represents, in all material respects, the financial condition and results of operations of VERITAS Software Corporation for the periods presented.



Date: August 14, 2002              /s/ Gary L. Bloom
                                   -------------------------------
                                   Gary L. Bloom
                                   Chairman of the Board, President and
                                   Chief Executive Officer
                                   VERITAS Software Corporation

Date: August 14, 2002              /s/ Kenneth E. Lonchar
                                   -------------------------------
                                   Kenneth E. Lonchar,
                                   Executive Vice President, Finance and
                                   Chief Financial Officer
                                   VERITAS Software Corporation